UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 7, 2018

FleetCor Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35004	72-1074903
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5445 Triangle Parkway, Suite 400, Norcross, Georgia		30092
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(770) 449-0479

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2010 Equity Incentive Plan

On February 7, 2018, the stockholders of FleetCor Technologies, Inc. (the "Registrant") approved the FleetCor Technologies, Inc. Amended and Restated 2010 Equity Incentive Plan (the "Amended Plan"). The Amended Plan was authorized and approved by the Registrant’s Board of Directors (the "Board") on December 20, 2017, subject to approval by the Registrant’s stockholders at the Registrant’s special meeting of stockholders held on February 7, 2018 (the "Special Meeting"). The Amended Plan amends the Registrant’s existing 2010 Equity Incentive Plan (as amended, the "Prior Plan") to, among other things, increase the number of shares of common stock available for issuance from 13,250,000 to 16,750,000 and make certain other amendments to the Prior Plan.

The foregoing description of the terms and conditions of the Amended Plan is qualified in its entirety by reference to the terms and conditions of the Amended Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 7, 2018, the Registrant held the Special Meeting. Proxies for the Special Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A total of 77,828,672 shares were represented at the Special Meeting. The following matters were submitted to a vote of the stockholders.

I. Approve the FleetCor Technologies, Inc. Amended and Restated 2010 Equity Compensation Plan:

FOR: 75,117,084
AGAINST: 2,703,486
ABSTAIN: 8,102

Item 9.01 Financial Statements and Exhibits.

10.1 FleetCor Technologies, Inc. Amended and Restated 2010 Equity Incentive Plan

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Exhibit Index

Exhibit No.	Description

10.1	FleetCor Technologies, Inc. Amended and Restated 2010 Equity Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

February 7, 2018	By:	Brad Slutsky

Name: Brad Slutsky
Title: General Counsel

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